Exhibit 32.1

Certification of Chief Executive Officer

I, Gregory S. Lang, Chief Executive Officer of Integrated Device Technology, Inc. (the “Company”), pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to my knowledge that:

(i)      the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 29, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 11, 2003
/s/ Gregory S. Lang
Gregory S. Lang
Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Chief Financial Officer

I, Clyde R. Hosein, Chief Financial Officer of Integrated Device Technology, Inc. (the “Company”), pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to my knowledge that:

(i)      the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 29, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 11, 2003
/s/ Clyde R. Hosein
Clyde R. Hosein
Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.